DocuSign Envelope ID: A9F6E60A-8D85-4B48-A0FC-584EEF4833C1DD048246-0EAB-4A31-8939-4A6C52072F3E Exhibit 10.1 TERMINATION AGREEMENT AND RELEASE Between ERI ENERGY RECOVERY IRELAND LTD. And SCHLUMBERGER TECHNOLOGY CORPORATION This Termination Agreement and Release (“Agreement”) is made and entered into as of 01 June 2020 by and between: (1) ERI Energy Recovery Ireland Ltd., a Republic of Ireland Company with its registered office at Block B, The Crescent Building, Northwood, Santry, Dublin 9, Ireland, and having its principal place of business at Suite 8, 230 Second Floor, Eucharistic Congress Road, Mosta MST903, Malta and registered as an Oversea Company in Malta with registration Number OC1241 (“Energy Recovery”). (2) Schlumberger Technology Corporation, a corporation organised under the laws of the State of Texas located at 300 Schlumberger Drive, Sugar Land, Texas 77478 (“SLB”). WHEREAS: (A) On 14 October 2015, the Parties entered into the License Agreement By And Between ERI Energy Recovery Ireland Ltd. And Schlumberger Technology Corporation (“License Agreement”) under which Energy Recovery granted SLB two licenses to use the VorTeq Licensed Technology and to manufacture, or have manufactured, the Missile during the License Term; (B) The Parties now wish to terminate the License Agreement; and (C) The Parties are entering into this Agreement to record the terms and conditions on which the Parties have agreed to record such termination, on a binding basis, in this Agreement. IT IS AGREED: 1. DEFINITIONS AND INTERPRETATION In this Agreement, the following words and expressions have the following meanings: Effective Date means 01 June 2020. Execution Date means the last date on which both Parties execute this Agreement. Parties means Energy Recovery and SLB collectively. Party means Energy Recovery and SLB individually. 1

DocuSign Envelope ID: A9F6E60A-8D85-4B48-A0FC-584EEF4833C1DD048246-0EAB-4A31-8939-4A6C52072F3E Related Parties means a Party's parent, subsidiaries, affiliates, successors (including any successor by reason of amalgamation of any Party), assigns, transferees, representatives, principals, agents, officers or directors. Released Claims refers to all claims listed in Section 5 below. Any capitalized term not defined in this Agreement shall have the meaning set forth in the License Agreement. 2. EFFECT OF THIS AGREEMENT The Parties hereby agree that this Agreement shall immediately be fully and effectively binding on them and their Related Parties on the Effective Date. 3. TERMINATION OF THE LICENSE AGREEMENT 3.1 Notwithstanding anything to the contrary in the License Agreement, the Parties agree that the License Agreement shall automatically terminate on the Execution Date. 3.2 From the Effective Date of this Agreement through and including the Execution Date, the Parties shall continue to perform their respective obligations under the License Agreement provided, however, that SLB shall not be required to make any further payments to Energy Recovery under the License Agreement including, but not limited to, the payment of the Fees and/or Royalties provided for under Section 5 and Schedule 6 of the License Agreement. 3.3 Subsequent to the Execution Date, all of the Parties’ duties and obligations under the License Agreement shall terminate and the Parties shall have no further rights or obligations under the License Agreement other than to enforce the terms and conditions of this Agreement. 4. PAYMENTS The Parties agree to terminate the License Agreement with no further payments to be made one to the other as all such obligations are agreed as discharged. 5. RELEASE This Agreement is in full and final settlement of, and each Party, on behalf of itself and on behalf of its Related Parties, hereby unconditionally releases and forever discharges, all and/or any actions, claims, rights, demands and set-offs, whether in this jurisdiction or any other, whether or not presently known to the Parties or to the law, and whether in law or equity, that it, its Related Parties or any of them ever had, may have or hereafter can, shall or may have against the other Party or any of its Related Parties, arising out of or connected with the License Agreement or the underlying facts of the License Agreement (collectively, the “Released Claims”). 2

DocuSign Envelope ID: A9F6E60A-8D85-4B48-A0FC-584EEF4833C1DD048246-0EAB-4A31-8939-4A6C52072F3E 6. AGREEMENT NOT TO SUE; INTELLECTUAL PROPERTY OWNERSHIP 6.1 Each Party agrees, on behalf of itself and on behalf of its Related Parties not to sue, commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against the other Party or its Related Parties any action, suit or other proceeding concerning the Released Claims, in this jurisdiction or any other. 6.2 Clause 6.1 shall not apply to, and the Released Claims shall not include, any claims in respect of any breach of this Agreement. 6.3 SLB acknowledges and agrees that Energy Recovery exclusively owns all right, title and interest in and to all VorTeq Licensed Technology, and SLB, on behalf of itself and its Related Entities, claim no right, and shall not assert or claim any right, of license, ownership or otherwise in or to any of same and shall not challenge Energy Recovery’s exclusive ownership, or the validity or enforceability of same unless Energy Recovery asserts an intellectual property infringement claim under VorTeq Licensed Technology against SLB. SLB agrees, on behalf of itself and on behalf of its Related Parties, successors and assigns not to assert any SLB patent families or rights developed under Article 9.2 of the License Agreement against Energy Recovery and its Related Parties, only to the extent such rights are necessary for the sale, manufacturing or use of the VorTeq Licensed Technology. A list of such SLB patent families is provided in Exhibit A of this Agreement, and SLB, based on its current knowledge and belief after conducting a reasonable review, represents and warrants that such list is complete and accurate, and that neither SLB nor any of its Related Parties developed, owns or controls, and covenants that none of such persons or entities will develop, own or control for a period of nineteen (19) months from the Effective Date, any other patent rights relating to, claiming or disclosing VorTeq Licensed Technology. For the avoidance of doubt, SLB has full discretion as to the prosecution, maintenance, and abandonment of these patent families, and is under no obligation whatsoever to keep any of the patent families in force. 7. COSTS Each Party shall bear its own legal costs in relation to this Agreement. 8. WARRANTIES AND AUTHORITY 8.1 Each Party warrants and represents that, as of the Effective Date, it has not sold, transferred, assigned or otherwise disposed of its interest in the Released Claims. 8.2 Each Party warrants and represents to the other with respect to itself that it has the full right, power and authority to execute, deliver and perform this Agreement. 9. INDEMNITIES Each Party (the “indemnifying Party”) shall, at its own cost and expense, defend, indemnify, and hold harmless the other Party (the “indemnified Party”), including paying all liabilities, losses, damages costs and damages (including reasonable attorneys’ fees), from any claim, suit, action, demand or proceeding brought against the indemnified Party by any of the indemnifying Party's Related Entities in respect of any of the Released Claims. 3

DocuSign Envelope ID: A9F6E60A-8D85-4B48-A0FC-584EEF4833C1DD048246-0EAB-4A31-8939-4A6C52072F3E 10. NO ADMISSION This Agreement is entered into in connection with the compromise of disputed matters and in the light of other considerations. It is not, and shall not be represented or construed by the Parties as, an admission of liability or wrongdoing on the part of either Party to this Agreement or any other person or entity. 11. SEVERABILITY If any provision or part-provision of this Agreement is or becomes invalid, illegal or unenforceable, it shall be deemed modified to the minimum extent necessary to make it valid, legal and enforceable. If such modification is not possible, the relevant provision or part- provision shall be deemed deleted. Any modification to or deletion of a provision or part- provision under this clause shall not affect the validity and enforceability of the rest of this Agreement. 12. ENTIRE AGREEMENT & NON-DISPARAGEMENT 12.1 This Agreement constitutes the entire agreement between the Parties and supersedes and extinguishes all previous agreements, promises, assurances, warranties, representations and understandings between them, whether written or oral, relating to its subject matter. 12.2 Each Party agrees that it shall have no remedies in respect of any statement, representation, assurance or warranty (whether made innocently or negligently) that is not set out in this Agreement. 12.3 This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors (including any successor by reason of amalgamation of any Party) and assigns. 12.4 For the avoidance of doubt, that certain Non-Disclosure Agreement executed by the Parties on January 13, 2015 is unaffected by this Agreement. 12.5 In order to protect the legitimate business interests of the Parties, the Parties agree that they shall not, at any time after termination of the License Agreement, disparage one another or make adverse comments to any third party which may be harmful to the reputation of the other. 13. GOVERNING LAW This Agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the laws of England and Wales without giving effect to the principles of conflicts of laws thereof. 14. DISPUTE RESOLUTION If the Parties fail to resolve any dispute relating to this Agreement by the mutual agreement of the Parties within ninety (90) days of notice of the dispute, then either Party may initiate final and binding arbitration that shall be held in English language in London unless the Parties 4

DocuSign Envelope ID: A9F6E60A-8D85-4B48-A0FC-584EEF4833C1DD048246-0EAB-4A31-8939-4A6C52072F3E mutually agree to another location. Such arbitration shall be in accordance with the rules of conciliation and arbitration of the International Chamber of Commerce (“ICC”). Nothing herein shall, however, prohibit a Party from seeking temporary or preliminary injunctive relief in a court of competent jurisdiction. The Parties expressly consent to arbitration and waive any right of appeal to any court from any arbitral award (which shall be final and binding upon the Parties). In the event of arbitration, or other legal action relating to this Agreement, the substantially prevailing Party in such arbitration or action shall be entitled to recover from the other Party its reasonable outside attorneys’ fees and costs, including, without limitation, all fees and costs incurred at the trial and appellate levels and in any bankruptcy, reorganization, insolvency or similar proceeding. 15. CO-OPERATION The Parties shall deliver or cause to be delivered such instruments and other documents at such times and places as are reasonably necessary or desirable, and shall take any other action reasonably requested by the other Party for the purpose of putting this Agreement into effect. 16. COUNTERPARTS 16.1 This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one Agreement. For the purposes of completion, signatures by the Parties' legal advisers shall be binding. 16.2 Transmission of an executed counterpart of this Agreement (but for the avoidance of doubt not just a signature page) by (a) fax or (b) email (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this Agreement. If either method of delivery is adopted, without prejudice to the validity of this Agreement thus made, each Party shall provide the others with the original of such counterpart within one week of completion. 16.3 No counterpart shall be effective until each Party has executed and delivered at least one counterpart. 17. LIMITATION OF LIABILITY Except for damages caused by a Party’s breach of Clause 12.5 or SLB’s breach of Clause 6.3, neither Party shall be liable to the other Party for any indirect, incidental, special or consequential damages on any basis, in contract, tort or otherwise, of any kind and nature whatsoever, arising out of or in connection with this Agreement, howsoever caused. 18. VARIATION No variation of or amendment to this Agreement shall be effective unless it is in writing and signed by the Parties (or their authorised representatives). [Signatures on Next Page.] 5

DocuSign Envelope ID: A9F6E60A-8D85-4B48-A0FC-584EEF4833C1DD048246-0EAB-4A31-8939-4A6C52072F3E This Agreement has been entered into, effective as of the Effective Date. Signed by ____________forDanny Rosso .................... and on behalf of ERI Energy Director Recovery Ireland Ltd. 6/23/2020 .................... Date Donald Ross Signed by ____________ for .................... and on behalf of Director Schlumberger Technology 24-Jun-20 Corporation .................... Date 6

DocuSign Envelope ID: A9F6E60A-8D85-4B48-A0FC-584EEF4833C1DD048246-0EAB-4A31-8939-4A6C52072F3E EXHIBIT A SLB Patent Families SLB Docket Publication No. Title No. IS16.0686 US20190257323 Pressure exchanger with pressure ratio IS16.0688 US20200072025 Pressure exchanger pressure oscillation source IS16.1054 US20190271331 Split stream operations with pressure exchangers IS16.1055 US20190278306 Pressure exchanger manifold resonance reduction IS16.1056 US20190277110 Pressure exchanger wear prevention IS16.1057 US20200063545 Pressure exchanger low pressure flow control IS16.0610 US20190145237 Pressure exchanger manifolding 7